[PIONEER LOGO]




Pioneer
Capital Growth
Fund

ANNUAL REPORT 10/31/97

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                       1
Portfolio Summary                              2
Performance Update                             3
Portfolio Management Discussion                6
Schedule of Investments                       10
Financial Statements                          18
Notes to Financial Statements                 24
Report of Independent Public Accountants      28
Trustees, Officers and Service Providers      29

Pioneer Capital Growth Fund

LETTER FROM THE CHAIRMAN 10/31/97

Dear Shareowner,
---------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Capital Growth Fund, covering its fiscal year ended October 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

In the final week of October, the world's stock markets demonstrated exceptional volatility. In the United States, the Dow Jones Industrial Average took a break from its exhilarating upward climb to experience - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Asian markets plunged after languishing for several months as they digested currency and economic changes. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

This fast-paced change offers an important lesson in the value of discipline. We had a powerful demonstration of how difficult, if not impossible, it is to "time the market" - to buy only when prices are lowest and sell only when prices are highest. We have always believed it is important to buy a stock for the right reasons and at prices that make sense given a realistic outlook for the company's prospects. We also believe in holding a stock until its price rises to what we think is its full value, or we have reason to believe it won't meet our expectations. While market swings are unnerving, they shouldn't deter you from pursuing long-term strategies designed to meet long-term goals.


I encourage you to read on to learn more about your Fund, including the Portfolio Management Discussion with Rod Wright, who assumed responsibility for the Fund's day-to-day management in January after working on the portfolio for several years. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Capital Growth Fund.


Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Capital Growth Fund

PORTFOLIO SUMMARY 10/31/97

P o r t f o l i o   D i v e r s i f i c a t i o n
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]
U.S. Common Stocks 92.3%
Short-Term Cash Equivalents 4.4%
Depositary Receipts for International Stocks 3.2%
International Common Stocks 0.1%



S e c t o r   D i s t r i b u t i o n

----------------------------------------------------------------------------
(As a percentage of equity holdings)


[pie chart]
Technology 19%
Consumer Non-Durables 18%
Services 15%
Basic Industries 14%
Capital Goods 9%
Utilities 9%
Financial 8%
Energy 4%
Consumer Durables 3%
Transportation 1%


1 0   L a r g e s t   H o l d i n g s
----------------------------------------------------------------------------
(As a percentage of equity holdings)



  1. 20th Century Industries    2.28%       6. Atlantic Richfield Co.    1.79%
  2. Western National Corp.     2.24        7. AT&T Corp.                1.70
  3. Viacom, Inc. (Class B)     2.00        8. Wellman, Inc.             1.70
     (Non-voting)
  4. NCR Corp.                  1.88        9. McDonald's Corp.          1.69
  5. Telephone & Data           1.82       10. GTE Corp.                 1.66
     Systems Inc.


Fund holdings will vary for other periods.

Pioneer Capital Growth Fund

PERFORMANCE UPDATE 10/31/97                                   CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------

Net Asset Value
per Share                  10/31/97       10/31/96
                           $23.23         $19.85

Distributions per Share    Income         Short-Term         Long-Term
(10/31/96 - 10/31/97)      Dividends      Capital Gains      Capital Gains
                           $0.064         $0.377             $0.506

I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.



[boxed text]
Average Annual Total Returns
(As of October 31, 1997)

               Net Asset   Public Offering
Period           Value         Price*
Life-of-Fund    17.81%         16.85%
(7/25/90)
5 Years         21.90          20.46
1 Year          22.67          15.62

* Reflects deduction of the maximum
5.75% sales charge at the beginning
of the period and assumes reinvestment
of distributions at net asset value.



[mountain chart]
Growth of $10,000
               Pioneer Capital Growth Fund*       Standard & Poor's 500 Index
7/25/90         9425                              10000
10/90           6732                               8597
                9470                              10794
10/91          10395                              11477
               12315                              12311
10/92          11526                              12616
               14341                              13446
10/93          15743                              14494
               16752                              14162
10/94          18738                              15055
               20575                              16628
10/95          22348                              19023
               26375                              21639
10/96          25292                              23593
               26832                              27073
10/97          31026                              31168



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

PERFORMANCE UPDATE 10/31/97                                   CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------



Net Asset Value
per Share                  10/31/97       10/31/96
                           $22.73         $19.53

Distributions per Share    Income         Short-Term         Long-Term
(10/31/96 - 10/31/97)      Dividends      Capital Gains      Capital Gains
                                --        $0.377             $0.506


I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.



[boxed text]
Average Annual Total Returns
(As of October 31, 1997)

                 If        If
Period          Held    Redeemed*
Life-of-Fund   18.98%    18.44%
(4/4/94)
1 Year         21.70     17.70

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.


[mountain chart]
Growth of $10,000
               Pioneer Capital Growth Fund*       Standard & Poor's 500 Index
4/4/94         10000                              10000
4/94           10321                              10273
               10489                              10521
10/94          11513                              10921
               11393                              10956
4/95           13589                              12062
               13789                              13259
10/95          13633                              13800
               14640                              15181
4/96           16019                              15697
               14726                              15443
10/96          15306                              17115
               16635                              19176
4/97           16168                              19639
               18791                              23490
10/97          18327                              22610



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

PERFORMANCE UPDATE 10/31/97                                   CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------

Net Asset Value
per Share                  10/31/97       10/31/96
                           $22.69         $19.53

Distributions per Share    Income         Short-Term         Long-Term
(10/31/96 - 10/31/97)      Dividends      Capital Gains      Capital Gains
                           $0.041         $0.377             $0.506


I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.



[boxed text]
Average Annual Total Returns
(As of October 31, 1997)

                  If        If
 Period          Held    Redeemed*
 Life-of-Fund   14.75%    14.75%
 (1/31/96)
 1 Year         21.74     21.74


* Assumes reinvestment of distributions.
  The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made
  within one year of purchase.


[mountain chart]
Growth of $10,000
               Pioneer Capital Growth Fund*       Standard & Poor's 500 Index
1/96           10000                              10000
               10048                              10069
               10139                              10203
4/96           10931                              10340
               11327                              10577
               10856                              10660
7/96           10053                              10172
               10364                              10364
               10594                              10987
10/96          10449                              11274
               10781                              12101
               10983                              11902
1/97           11359                              12632
               11393                              12706
               11208                              12223
4/97           11045                              12937
               11953                              13695
               12194                              14352
7/97           12833                              15473
               13046                              14585
               13579                              15426
10/97          12721                              14894




The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/97

Dear Shareowner,
---------------------------------------------------------------------------

As stock markets worldwide demonstrated almost unprecedented volatility, Pioneer Capital Growth Fund completed its seventh fiscal year on October 31, 1997. The major U.S. stock market indexes advanced for the year overall, but most declined for the three-month period ended October 31.


For the year, your Fund's Class A Shares generated a 22.67% total return at net asset value. The Fund's total return was strong on an absolute basis, although it lagged the 27.28% average total return for the 799 funds in Lipper Analytical Services' Growth Funds category. Throughout the year, investors generally preferred larger "growth" stocks showing momentum, which, for the most part, outperformed "value" stocks of all sizes, like those in your Fund.



A Strong Year for U.S. Stocks

When the fiscal year began, large U.S. stocks, especially those in the Dow Jones Industrial Average, were leading the pack. Money went mostly to larger stocks presumed to offer stability and predictable earnings growth. Investors were still smarting from the summer of 1996, when smaller growth stocks, particularly technology issues, led a sharp sell-off. The Dow rose substantially in the last months of 1996, and larger stocks outperformed smaller stocks into the early months of 1997.

The U.S. economy rose at nearly double the expected rate in the first calendar quarter of 1997. The Federal Reserve raised short-term interest rates by one-quarter of a percentage point on March 25, and the stock market declined briefly. As April ended, the economy slowed, and investors looked toward smaller and mid-size stocks, since a slowing economy can lead to slower earnings growth for larger companies. Although their growth did slow somewhat, big stocks performed well through most of the summer, along with small and mid-size stocks.

Pioneer Capital Growth Fund



Concerns about accelerating economic growth, inflation and the possibility of another interest rate hike brought swings in stock prices until September, when the Fed chose not to raise rates. In October, Japan's continuing banking crisis and weak Far Eastern currencies brought more volatility to U.S. stock markets. Things culminated on October 27 in a record-setting one-day point drop in the Dow and substantial declines in other U.S. indexes and international markets. The following day, bargain-hunting investors drove the Dow to its biggest one-day point gain ever. Without a doubt, investors took a roller-coaster ride over the past 12 months.



Portfolio Priorities: Cash and Consolidation

We are pleased with our success in reducing the Fund's hefty cash position. The Fund began the fiscal year with slightly more than 23% of the portfolio in short-term cash equivalents, thanks to investor inflows into the Fund and sales of stocks that had reached price targets. By April 30, we had reduced short-term cash equivalents to about 11%, and by October 31 to 4.4%. Some of this cash went to increasing positions in stocks already in the portfolio, such as supermarket operator Great Atlantic & Pacific Tea. We also bought more shares of many of the Fund's largest positions.



Value Comes in Many Sizes

For your Fund, we use an "aggressive value" style to invest in companies of any size whose stocks are trading at prices substantially below what we see as their true worth. We look for companies ready for turnaround, ripe for takeover or whose stock price has been extremely, and undeservedly, beaten down. We evaluate company fundamentals, such as quality of products and management, cash flow, earnings growth and market share. Our style means we often wait for other investors to recognize the potential we already see. While we do, the already low prices of these "value" stocks can also offer some price protection in a market downturn.

Pioneer Capital Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/97                           (continued)


Even though your Fund invests in a lot of small stocks, we like to keep an open mind about company size. This year, price declines in some larger stocks during market downturns presented buying opportunities. We added several large companies to the portfolio, such as global fast-food giant McDonald's and entertainment conglomerate Viacom. Adding stocks of sizable companies raised the portfolio's median market capitalization from $429 million at the end of January to $1.3 billion at the end of October. These larger stocks give the portfolio more balance and increase the Fund's ability to participate when different sizes of stocks rally. However, as of October 31, small and mid-size companies represented about three-quarters of the stocks in the portfolio.



Patience as a Method
Patience in waiting for stocks to develop is an important part of our strategy. Computer giant Unisys and retailer Fingerhut are examples of long-time holdings that performed well in 1997. Unisys came into the portfolio at about $6 a share. This year it rose to $14, and we sold a large part of the position. Similarly, the Fund's average cost for Fingerhut was around $12, and we sold shares around $22.


Portfolio mainstays retailer Tandy and telecommunications pioneer AT&T further boosted Fund performance with exceptional price growth. Both improved profitability by selling weak divisions. Tandy also teamed up with Sprint to offer cellular phones in Radio Shack stores, creating a store within a store we think offers tremendous profit potential.

There were some disappointments in the year. The stock price of healthcare provider Pacificare suffered when the company's profitability declined following a number of business acquisitions. Also notable was Levitz, the mid-priced furniture retailer. Despite installing new management and making significant changes to its business, it could not overcome the slow pace of sales plaguing its portion of the furniture market. In September, the company declared bankruptcy, and we sold the Fund's shares at a loss. However, the stock's relatively small position in this diversified portfolio kept it from greatly hindering Fund performance.

Pioneer Capital Growth Fund


A Look Ahead

Your Fund's portfolio includes stocks of all sizes, likely to grow at different points in the future. We are confident in the current mix of stocks, which roughly falls into three growth timelines: those showing results now, those poised to work over the course of the next year and those that expect to hit their stride some time in the next two or three years. We will continue to actively manage the portfolio, selecting stocks individually, counting on our research to reveal reasonably priced companies with real growth potential. We designed the portfolio to reward shareowners over the long-term, and we believe it can produce competitive returns in both up and down markets.


Respectfully,


/s/ J. Rodman Wright


J. Rodman Wright,

Portfolio Manager

Pioneer Capital Growth Fund
SCHEDULE OF INVESTMENTS 10/31/97



Shares                                                        Value

              COMMON STOCKS - 95.6%
              Basic Industries - 13.4%
              Chemicals - 6.1%
 2,100,000    Agrium Inc.                               $ 23,493,750
 1,048,900    Borden Chemicals & Plastics, L.P.            9,505,657
 1,168,700    The Geon Co.+                               25,346,181
   652,000    Georgia Gulf Corp.                          19,560,000
 1,270,000    NL Industries, Inc.*                        21,193,125
 1,925,000    Wellman, Inc.+                              39,101,563
   185,000    Witco Corp.                                  8,047,500
                                                        ------------
                                                        $146,247,776
                                                        ------------
              Containers - 0.2%
   325,000    Jefferson Smurfit Corp.*                  $  4,875,000
                                                        ------------
              Forest Products - 1.6%
   200,000    Consolidated Papers, Inc.                 $ 10,387,500
 1,355,000    Louisiana-Pacific Corp.                     28,455,000
                                                        ------------
                                                        $ 38,842,500
                                                        ------------
              Iron & Steel - 1.2%
 1,862,500    Armco, Inc.*                              $ 10,709,375
 1,425,000    LTV Corp.                                   17,367,188
                                                        ------------
                                                        $ 28,076,563
                                                        ------------
              Metals & Mining - 1.5%
   350,000    Freeport-McMoRan Copper & Gold, Inc.      $  8,071,875
   686,000    Newmont Mining Corp.                        24,010,000
   835,200    TVX Gold Inc.*                               3,549,600
                                                        ------------
                                                        $ 35,631,475
                                                        ------------
              Non-Ferrous Metals - 0.8%
   860,000    Brush Wellman, Inc.+                      $ 20,693,750
                                                        ------------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund




Shares                                                             Value

              Paper Products - 2.0%
 1,053,675    Aracruz Cellulose S.A. (Sponsored A.D.R.)      $ 15,805,125
   770,000    Bowater, Inc.                                    32,195,625
                                                             ------------
                                                             $ 48,000,750
                                                             ------------
              Total Basic Industries                         $322,367,814
                                                             ------------
              Capital Goods - 8.4%
              Construction & Engineering - 2.5%
   170,000    Building Material Holding Corp.*               $  2,125,000
 1,637,500    Justin Industries+                               21,389,844
 1,000,000    The Lamson & Sessions Co.*+                       6,562,500
 2,551,800    Morrison Knudsen Corp.*                          29,983,650
                                                             ------------
                                                             $ 60,060,994
                                                             ------------
              Producer Goods - 3.5%
   372,900    Figgie International, Inc.*                    $  4,987,538
 1,101,300    Hasbro, Inc.                                     31,937,700
   925,000    ITT Industries                                   29,195,312
 1,040,000    Park Ohio Industries, Inc.*+                     17,030,000
                                                             ------------
                                                             $ 83,150,550
                                                             ------------
              Telecommunications - 2.4%
 1,550,000    Frontier Corp.                                 $ 33,518,750
    25,000    Commscope, Inc.*                                    275,000
   475,000    Sprint Corp.                                     24,700,000
                                                             ------------
                                                             $ 58,493,750
                                                             ------------
              Total Capital Goods                            $201,705,294
                                                             ------------
              Consumer Durables - 3.2%
              Motor Vehicles - 1.5%
   750,000    Chrysler Corp.                                 $ 26,437,500
   357,700    PEP Boys-Manny, Moe & Jack                        9,009,569
                                                             ------------
                                                             $ 35,447,069
                                                             ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Capital Growth Fund

SCHEDULE OF INVESTMENTS 10/31/97                                   (continued)



Shares                                                          Value

              Misc. Consumer Durables- 1.7%
   582,500    Maytag Corp.                                $ 19,440,938
   900,000    Tupperware Corp.                              22,556,250
                                                          ------------
                                                          $ 41,997,188
                                                          ------------
              Total Consumer Durables                     $ 77,444,257
                                                          ------------
              Consumer Non-Durables - 17.3%
              Agriculture & Food - 0.9%
 1,200,000    Tyson Foods, Inc.                           $ 22,650,000
                                                          ------------
              Consumer Luxuries - 1.5%
 1,129,700    Arctic Cat Inc.+                            $ 13,273,975
   870,000    U.S. Industries, Inc.                         23,381,250
                                                          ------------
                                                          $ 36,655,225
                                                          ------------
              Home Products - 0.6%
   891,000    The Rival Co.+                              $ 13,810,500
                                                          ------------
              Retail Food - 3.3%
   492,900    Great Atlantic & Pacific Tea Co., Inc.      $ 15,125,869
 1,000,000    Richfood Holdings, Inc.                       24,125,000
   870,000    McDonald's Corp.                              38,986,875
                                                          ------------
                                                          $ 78,237,744
                                                          ------------
              Retail Non-Food - 8.3%
 1,075,000    Charming Shoppes, Inc.*                     $  5,576,562
   380,000    Cole National Corp.*                          16,102,500
 1,155,300    Fingerhut Companies, Inc.                     25,561,013
   638,600    Jostens, Inc.                                 14,887,362
 1,898,100    Kmart Corp.*                                  25,031,194
   550,000    Office Depot, Inc.*                           11,343,750
 1,716,800    The Stride Rite Corp.                         20,172,400
 1,000,000    Tandy Corp.                                   34,375,000
    70,000    Toro Co.                                       2,992,500
   425,000    Toys "R" Us, Inc.*                            14,476,563
 1,600,000    Woolworth Corp.*                              30,400,000
                                                          ------------
                                                          $200,918,844
                                                          ------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund




Shares                                                              Value

              Textiles/Clothes - 2.7%
   625,000    Fruit of the Loom, Inc.*                        $ 16,289,062
   520,000    Galey & Lord, Inc.*                                9,555,000
   772,500    Guilford Mills, Inc.                              18,443,438
 1,750,000    Tultex Corp.*+                                     8,750,000
 1,378,000    Worldtex, Inc.*+                                  11,540,750
                                                              ------------
                                                              $ 64,578,250
                                                              ------------
              Total Consumer Non-Durables                     $416,850,563
                                                              ------------
              Energy - 4.0%
              Oil & Gas Extraction - 2.3%
   228,750    Burlington Resources, Inc.                      $ 11,194,453
   500,000    Oryx Energy Co.*                                  13,781,250
   510,500    Seagull Energy Corp.*                             12,475,344
   400,000    Union Pacific Resources Group, Inc.                9,850,000
   339,500    Union Texas Petro Holdings, Inc.                   7,723,625
                                                              ------------
                                                              $ 55,024,672
                                                              ------------
              Oil Refining & Drilling - 1.7%
   500,000    Atlantic Richfield Co.                          $ 41,156,250
                                                              ------------
              Total Energy                                    $ 96,180,922
                                                              ------------
              Financial - 7.7%
              Insurance - 5.7%
   531,855    Financial Security Assurance Holdings Ltd.      $ 23,135,693
   660,000    Gryphon Holdings, Inc.*+                          10,642,500
 2,100,000    20th Century Industries                           52,500,000
 1,789,600    Western National Corp.                            51,562,850
                                                              ------------
                                                              $137,841,043
                                                              ------------
              Investment Bank/Brokerage - 0.8%
   727,700    United Asset Management                         $ 19,284,050
                                                              ------------
              Life Insurance - 0.9%
   550,000    Equitable Companies, Inc.                       $ 22,653,125
                                                              ------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Capital Growth Fund

SCHEDULE OF INVESTMENTS 10/31/97                                   (continued)



Shares                                                                 Value

              Real Estate - 0.3%
 1,219,600    Bluegreen Corp.*+                                  $  5,716,875
   737,950    Triad Park LLC*                                         922,438
                                                                 ------------
                                                                 $  6,639,313
                                                                 ------------
              Total Financial                                    $186,417,531
                                                                 ------------
              Services - 14.1%
              Health & Personal Care - 5.0%
 1,325,000    Columbia/HCA Healthcare Corp.                      $ 37,431,250
 1,000,000    Dial Corp.                                           16,875,000
   834,733    Integrated Health Services, Inc.                     26,502,772
 1,570,000    Mid Atlantic Medical Services, Inc.*                 22,863,125
   825,000    Sun Healthcare Group, Inc.*                          16,396,875
                                                                 ------------
                                                                 $120,069,022
                                                                 ------------
              Hotel/Restaurant - 0.5%
 1,051,000    Darden Restaurants, Inc.                           $ 11,955,125
                                                                 ------------
              Pharmaceuticals - 4.2%
 1,400,000    ImClone Systems, Inc.*+                            $  9,100,000
 1,005,000    Ethical Holdings Plc (Sponsored A.D.R.)*+             5,904,375
   692,800    IVAX Corp.*                                           5,239,300
   530,000    Magainin Pharmaceuticals, Inc.*                       4,505,000
 1,429,900    Medeva Plc (Sponsored A.D.R.)                        19,750,493
   410,000    Pacificare Health Systems, Inc. (Class B)
              (Non-voting)*                                        26,547,500
   425,000    Mallinckrodt, Inc.                                   15,937,500
   425,000    Sepracor, Inc.*                                      15,246,875
                                                                 ------------
                                                                 $102,231,043
                                                                 ------------
              Publishing - 2.3%
 1,230,300    John H. Harland Co.                                $ 27,604,856
   708,800    K-III Communications Corp.*                           8,860,000
   800,000    Readers Digest Association, Inc.                     18,200,000
                                                                 ------------
                                                                 $ 54,664,856
                                                                 ------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund




Shares                                                             Value

              Misc. Services - 2.1%
   680,000    ACNielsen Corp.*                               $ 15,555,000
   500,000    Manpower, Inc.                                   19,187,500
   644,500    Regis Corp.                                      15,468,000
                                                             ------------
                                                             $ 50,210,500
                                                             ------------
              Total Services                                 $339,130,546
                                                             ------------
              Technology - 18.6%
              Business Machines - 1.4%
 2,550,000    Unisys Corp.*                                  $ 33,946,875
                                                             ------------
              Computer Services - 4.1%
   260,000    BancTec, Inc.*                                 $  5,947,500
   610,000    Broderbund Software, Inc.*                       17,690,000
 1,425,000    NCR Corp.*                                       43,195,313
 1,000,000    Nextlevel Systems*                               13,500,000
   700,000    Seagate Technology*                              18,987,500
                                                             ------------
                                                             $ 99,320,313
                                                             ------------
              Electronics - 10.2%
   290,000    Belden, Inc.                                   $  9,932,500
 1,550,000    DSC Communications Corp.*                        37,781,250
   500,000    Harman International                             27,000,000
 1,531,300    Imation Corp.*                                   32,731,537
 1,380,000    Intergraph Corp.*                                14,835,000
   400,000    Lam Research Corp.*                              14,450,000
   264,000    Mapics, Inc.*                                     3,003,000
   487,200    Marcam Corp.*+                                    5,024,250
   682,000    Marshall Industries*                             23,912,625
   280,000    Micro Focus Group Plc (Sponsored A.D.R.)*         9,397,500
   580,000    Rexel, Inc.*                                     12,977,500
   520,000    Teradyne, Inc.*                                  19,467,500
 1,125,000    Vishay Intertechnology, Inc.*                    26,929,687
   811,500    Whittaker Corp.*+                                 8,571,469
                                                             ------------
                                                             $246,013,818
                                                             ------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Capital Growth Fund

SCHEDULE OF INVESTMENTS 10/31/97                                   (continued)



Shares                                                          Value

              Photo/Instrumentation - 2.9%
   375,000    Eastman Kodak Co.                         $   22,453,125
 1,525,000    Viacom, Inc. (Class B) (Non-voting)*          46,131,250
                                                        --------------
                                                        $   68,584,375
                                                        --------------
              Total Technology                          $  447,865,381
                                                        --------------
              Transportation - 0.8%
              Ships & Shipping - 0.8%
   700,000    Avondale Industries, Inc.*                $   18,900,000
                                                        --------------
              Total Transportation                      $   18,900,000
                                                        --------------
              Utilities - 8.1%
              Electric Utilities - 1.2%
   200,000    Boston Edison Co.                         $    6,312,500
   425,000    Dominion Resources, Inc.                      15,804,688
   241,300    DTE Energy Co.                                 7,419,975
                                                        --------------
                                                        $   29,537,163
                                                        --------------
              Telecommunications - 6.9%
 1,043,300    Alcatel Alsthom (Sponsored A.D.R.)        $   25,365,231
   800,000    AT&T Corp.                                    39,150,000
   183,020    Bell Atlantic Corp.                           14,618,722
   758,600    Citizens Utilities Co.*                        7,538,587
   900,000    GTE Corp.                                     38,193,750
   985,500    Telephone & Data Systems Inc.                 41,883,750
                                                        --------------
                                                        $  166,750,040
                                                        --------------
              Total Utilities                           $  196,287,203
                                                        --------------
              TOTAL COMMON STOCKS
              (Cost $1,984,725,614)(a)                  $2,303,149,511
                                                        --------------




16   The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund




Principal
 Amount                                                                 Value

             TEMPORARY CASH INVESTMENTS - 4.4%
             Commercial Paper - 4.4%
$ 7,000,000  Bell South Capital Funding Corp., 5.48%, 11/10/97 $    6,990,410
 15,129,000  Household Finance Corp., 5.68%, 11/3/97               15,129,000
 14,470,000  Kellogg Co., 5.45%, 12/18/97                          14,367,042
  7,560,000  PACCAR Financial, 5.48%, 11/20/97                      7,538,135
 15,000,000  Procter & Gamble, 5.43%, 11/17/97                     14,963,800
 15,000,000  Southern California Education, 5.47%, 11/12/97        14,974,929
 21,075,000  Trans America Financial, 5.47%, 11/17/97              21,023,764
 10,000,000  Wal-Mart Inc., 5.50%, 11/12/97                         9,983,194
                                                               --------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $104,970,274)                               $  104,970,274
                                                               --------------
             TOTAL INVESTMENT IN SECURITIES - 100%
             (Cost $2,089,695,888)                             $2,408,119,785
                                                                 --------------


 *  Non-income producing security.
 + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At October 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $2,089,791,076 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $ 404,730,529
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (86,401,820)
                                                                     -------------
    Net unrealized gain                                              $ 318,328,709
                                                                     -------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1997 aggregated $1,601,034,437 and $1,205,864,515, respectively.



The accompanying notes are an integral part of these financial statements.   17

Pioneer Capital Growth Fund

BALANCE SHEET 10/31/97



ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $104,970,274) (cost $2,089,695,888)           $2,408,119,785
  Cash                                                                  654,629
  Receivables -
   Investment securities sold                                         9,348,160
   Fund shares sold                                                   5,819,548
   Dividends and interest                                             1,706,042
  Other                                                                  40,089
                                                                 --------------
    Total assets                                                 $2,425,688,253
                                                                 --------------
LIABILITIES:
  Payables -
   Investment securities purchased                               $   24,407,398
   Fund shares repurchased                                            1,455,223
  Due to affiliates                                                   2,633,837
  Accrued expenses                                                       67,050
                                                                 --------------
    Total liabilities                                            $   28,563,508
                                                                 --------------
NET ASSETS:
  Paid-in capital                                                $1,837,574,025
  Accumulated undistributed net investment income                     7,387,854
  Accumulated undistributed net realized gain on investments        233,738,969
  Net unrealized gain on investments                                318,423,897
                                                                 --------------
    Total net assets                                             $2,397,124,745
                                                                 --------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,591,655,460/68,530,460 shares)            $        23.23
                                                                 --------------
  Class B (based on $745,258,149/32,788,073 shares)              $        22.73
                                                                 --------------
  Class C (based on $60,211,136/2,654,023 shares)                $        22.69
                                                                 --------------
MAXIMUM OFFERING PRICE:
  Class A                                                        $        24.65
                                                                 --------------




18    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
STATEMENT OF OPERATIONS

For the Year Ended 10/31/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $57,091)       $18,181,142
  Interest                                                    18,727,763
  Other                                                           46,821
                                                             -----------
    Total investment income                                                 $ 36,955,726
                                                                            ------------
EXPENSES:
  Management fees                                            $11,315,631
  Transfer agent fees
   Class A                                                     3,091,169
   Class B                                                     1,476,812
   Class C                                                        97,809
  Distribution fees
   Class A                                                     3,822,188
   Class B                                                     6,839,473
   Class C                                                       462,934
  Accounting                                                     170,183
  Custodian fees                                                 149,659
  Registration fees                                              358,010
  Professional fees                                               65,084
  Printing                                                       121,822
  Fees and expenses of nonaffiliated trustees                     34,760
  Miscellaneous                                                  111,283
                                                             -----------
    Total expenses                                                          $ 28,116,817
    Less fees paid indirectly                                                   (428,457)
                                                                            ------------
    Net expenses                                                            $ 27,688,360
                                                                            ------------
     Net investment income                                                  $  9,267,366
                                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $235,661,875
  Change in net unrealized gain on investments                               203,007,226
                                                                            ------------
   Net gain on investments                                                  $438,669,101
                                                                            ------------
   Net increase in net assets resulting from operations                     $447,936,467
                                                                            ============



The accompanying notes are an integral part of these financial statements.   19

Pioneer Capital Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 10/31/97 and 10/31/96



                                                           Year Ended          Year Ended
FROM OPERATIONS:                                            10/31/97            10/31/96

Net investment income                                    $   9,267,366       $    3,459,045
Net realized gain on investments                           235,661,875           86,162,651
Change in net unrealized gain on investments               203,007,226           62,313,444
                                                         --------------      --------------
  Net increase in net assets resulting from operations   $ 447,936,467       $  151,935,140
                                                         --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.06 and $0.09 per share, respectively)      $  (4,238,978)      $   (4,039,214)
  Class C ($0.04 and $0.00 per share, respectively)            (64,617)                  --
In excess of net investment income:
  Class B ($0.00 and $0.02 per share, respectively)                 --             (280,550)
Net realized gain:
  Class A ($0.88 and $1.87 per share, respectively)        (58,684,558)         (85,512,393)
  Class B ($0.88 and $1.87 per share, respectively)        (27,212,132)         (32,983,888)
  Class C ($0.88 and $0.00 per share, respectively)         (1,392,090)                  --
                                                         --------------      --------------
   Total distributions to shareholders                   $ (91,592,375)      $ (122,816,045)
                                                         --------------      --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 765,729,787       $1,101,508,775
Reinvestment of distributions                               79,547,895          108,843,907
Cost of shares repurchased                                (720,497,724)        (480,558,247)
                                                         --------------      --------------
  Net increase in net assets resulting from fund
    share transactions                                   $ 124,779,958       $  729,794,435
                                                         --------------      --------------
  Net increase in net assets                             $ 481,124,050       $  758,913,530
NET ASSETS:
Beginning of year                                        1,916,000,695        1,157,087,165
                                                         --------------      --------------
End of year (including accumulated undistributed net
  investment income of $7,387,854 and $2,424,083
  respectively)                                          $2,397,124,745      $1,916,000,695
                                                         ==============      ==============




CLASS A                           '97 Shares        '97 Amount        '96 Shares       '96 Amount
Shares sold                        25,780,570     $  549,681,572      38,301,967     $  758,958,566
Reinvestment of distributions       2,920,874         57,365,349       4,464,200         82,141,282
Less shares repurchased           (25,642,389)      (562,314,860)    (20,836,196)      (408,960,339)
                                  -----------     --------------     -----------     --------------
  Net increase                      3,059,055     $   44,732,061      21,929,971     $  432,139,509
                                  ===========     ==============      ==========     ==============
CLASS B
Shares sold                         8,593,655     $  181,607,305      16,096,669     $  314,192,890
Reinvestment of distributions       1,116,304         21,600,490       1,465,566         26,702,625
Less shares repurchased            (7,093,350)      (149,421,822)     (3,623,421)       (70,773,709)
                                  -----------     --------------     -----------     --------------
  Net increase                      2,616,609     $   53,785,973      13,938,814     $  270,121,806
                                  ===========     ==============      ==========     ==============
CLASS C*
Shares sold                         1,640,290     $   34,440,910       1,434,585     $   28,357,319
Reinvestment of distributions          30,143            582,056              --                 --
Less shares repurchased              (409,184)        (8,761,042)        (41,811)          (824,199)
                                  -----------     --------------     -----------     --------------
  Net increase                      1,261,249     $   26,261,924       1,392,774     $   27,533,120
                                  ===========     ==============      ==========     ==============


* Class C shares were first publicly offered on January 31, 1996.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
FINANCIAL HIGHLIGHTS 10/31/97

                                                               Year Ended     Year Ended
                                                                10/31/97       10/31/96
CLASS A
Net asset value, beginning of year                            $    19.85      $    19.42
                                                              ----------      ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $     0.15      $     0.08
 Net realized and unrealized gain on investments                    4.17            2.31
                                                              ----------      ----------
   Net increase from investment operations                    $     4.32      $     2.39
Distributions to shareholders:
 Net investment income                                             (0.06)          (0.09)
 Net realized gain                                                 (0.88)          (1.87)
                                                              ----------      ----------
Net increase in net asset value                               $     3.38      $     0.43
                                                              ----------      ----------
Net asset value, end of year                                  $    23.23      $    19.85
                                                              ----------      ----------
Total return*                                                      22.67%          13.12%
Ratio of net expenses to average net assets                         1.00%+          1.02%+
Ratio of net investment income (loss) to average net assets         0.64%+          0.43%+
Portfolio turnover rate                                               63%             37%
Average commission rate paid (1)                              $   0.0552      $   0.0518
Net assets, end of year (in thousands)                        $1,591,655      $1,299,611
 Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                       0.98%           1.00%
 Net investment income                                              0.66%           0.45%


                                                              Year Ended   Year Ended    Year Ended
                                                               10/31/95     10/31/94      10/31/93
CLASS A
Net asset value, beginning of year                            $   17.26     $  16.17      $  12.42
                                                              ---------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $    0.08     $  (0.05)     $  (0.02)
 Net realized and unrealized gain on investments                   3.03         2.80          4.43
                                                              ---------     --------      --------
   Net increase from investment operations                    $    3.11     $   2.75      $   4.41
Distributions to shareholders:
 Net investment income                                               --           --            --
 Net realized gain                                                (0.95)       (1.66)        (0.66)
                                                              ---------     --------      --------
Net increase in net asset value                               $    2.16     $   1.09      $   3.75
                                                              ---------     --------      --------
Net asset value, end of year                                  $   19.42     $  17.26      $  16.17
                                                              ---------     --------      --------
Total return*                                                    19.32%       19.03%         36.59%
Ratio of net expenses to average net assets                       1.16%+       1.26%          1.27%
Ratio of net investment income (loss) to average net assets       0.53%+      (0.44)%        (0.26)%
Portfolio turnover rate                                             59%          47%            68%
Average commission rate paid (1)                                    --           --             --
Net assets, end of year (in thousands)                        $845,415     $405,904       $194,670
 Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     1.14%          --             --
 Net investment income                                            0.55%          --             --



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 + Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 10/31/97
Pioneer Capital Growth Fund

                                                         Year Ended        Year Ended        Year Ended       4/4/94 to
                                                          10/31/97          10/31/96         10/31/95         10/31/95
CLASS B
Net asset value, beginning of period                     $  19.53          $  19.20          $  17.20          $ 14.94
                                                         --------          --------          --------          -------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.02)         $  (0.04)         $  (0.01)         $ (0.04)
 Net realized and unrealized gain on investments             4.10              2.26              2.96             2.30
                                                         --------          --------          --------          -------
  Net increase from investment operations                $   4.08          $   2.22          $   2.95          $  2.26
Distributions to shareholders:
 In excess of net investment income                            --             (0.02)               --               --
 Net realized gain                                         ( 0.88)            (1.87)           ( 0.95)              --
                                                         --------          --------          --------          -------
Net increase in net asset value                          $   3.20          $   0.33          $   2.00          $  2.26
                                                         --------          --------          --------          -------
Net asset value, end of period                           $  22.73          $  19.53          $  19.20          $ 17.20
                                                         --------          --------          --------          -------
Total return*                                               21.70%            12.27%            18.42%           15.13%
Ratio of net expenses to average net assets                  1.76%+            1.79%+            1.93%+           2.04%**
Ratio of net investment loss to average net assets         ( 0.12)%+          (0.35)%+          (0.18)%+         (1.12)%**
Portfolio turnover rate                                        63%               37%               59%              47%
Average commission rate paid(1)                          $ 0.0552          $ 0.0518                --               --
Net assets, end of period (in thousands)                 $745,258          $589,188          $311,672          $42,459
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.75%             1.78%             1.88%              --
 Net investment loss                                        (0.11)%           (0.34)%           (0.13)%             --


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
FINANCIAL HIGHLIGHTS 10/31/97


                                                        Year Ended          1/31/96 to
                                                        10/31/97(a)          10/31/96
CLASS C
Net asset value, beginning of period                     $ 19.53             $ 18.69
                                                         ---------           --------
Increase (decrease) from investment operations:
 Net investment loss                                     $ (0.03)            $ (0.02)
 Net realized and unrealized gain on investments            4.11                0.86
                                                         ---------           ---------
  Net increase from investment operations                $  4.08             $  0.84
Distributions to shareholders:
 Net investment income                                     (0.04)                 --
 Net realized gain                                         (0.88)                 --
                                                         ---------           ---------
Net increase in net asset value                          $  3.16             $  0.84
                                                         ---------           ---------
Net asset value, end of period                           $ 22.69             $ 19.53
                                                         ---------           ---------
Total return*                                              21.74%               4.50%
Ratio of net expenses to average net assets                 1.75%+              1.79%**+
Ratio of net investment loss to average net assets         (0.15)%+            (0.39)%**+
Portfolio turnover rate                                       63%                 37%
Average commission rate paid(1)                          $0.0552             $0.0518
Net assets, end of period (in thousands)                 $60,211             $27,202
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               1.73%               1.74%**
 Net investment loss                                       (0.13)%             (0.34)%**



(a)The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


The accompanying notes are an integral part of these financial statements.   23

Pioneer Capital Growth Fund
NOTES TO FINANCIAL STATEMENTS 10/31/97

1. Organization and Significant Accounting Policies

Pioneer Capital Growth Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.


The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities

Pioneer Capital Growth Fund


   that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.


   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or paid-in capital, depending on the type of book/tax differences that may exist.

   In order to comply with federal income tax regulations, the Fund has designated $169,788,656 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,276,314 in underwriting commissions on the sale of fund shares during the year ended October 31, 1997.

D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of

Pioneer Capital Growth Fund
NOTES TO FINANCIAL STATEMENTS 10/31/97                             (continued)

   shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, and Class C shares bear different transfer agent and distribution fees.

2. Management Agreement
Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of excess over $1 billion.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1997, $1,080,709 was payable to PMC related to management fees and certain other services.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $476,684 in transfer agent fees payable to PSC at October 31, 1997.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each Class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,076,444 in distribution fees payable to PFD at October 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at

Pioneer Capital Growth Fund



4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1997, CDSCs in the amount of $2,079,178 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $428,457 under such arrangements.

6. Affiliated Companies

The Fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1997:





                                                           Dividend
         Affiliates            Purchases       Sales        Income        Value
===================================================================================
Arctic Cat Inc.               $ 5,725,637   $        --   $  220,326   $ 13,273,975
Bluegreen Corp.                        --     2,003,702           --      5,716,875
Brush Wellman, Inc.             2,000,381        82,205      367,408     20,693,750
Ethical Holdings Plc
  (Sponsored A.D.R.)              854,375            --           --      5,904,375
The Geon Co.                   15,146,034            --      493,550     25,346,181
Gryphon Holdings, Inc.                 --            --           --     10,642,500
ImClone Systems, Inc.                  --       104,997           --      9,100,000
Justin Industries                      --     5,155,334      319,771     21,389,844
The Lamson &
  Sessions Co.                         --     1,720,255           --      6,562,500
Marcam Corp.                           --       710,820           --      5,024,250
Park Ohio Industries, Inc.             --       681,852           --     17,030,000
The Rival Co.                   6,628,251       961,222      157,620     13,810,500
Tultex Corp.                      384,013            --           --      8,750,000
Wellman, Inc.                  10,299,596     3,008,494      654,626     39,101,563
Whittaker Corp.                        --     2,771,020           --      8,571,469
Worldtex, Inc.                         --       532,307           --     11,540,750
                              -----------   -----------   ----------   ------------
                              $41,038,287   $17,732,208   $2,213,301   $222,458,532
                              ===========   ===========   ==========   ============

Pioneer Capital Growth Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To The Shareholders and The Board of Trustees of
Pioneer Capital Growth Fund:



We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Capital Growth Fund (one of the portfolios constituting Pioneer Growth Trust) as of October 31, 1997, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Capital Growth Fund (of Pioneer Growth Trust) as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
December 3, 1997

Pioneer Capital Growth Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
                                      President

Mary K. Bush                          David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.               J. Rodman Wright, Vice President
Margaret B.W. Graham                  William H. Keough, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com






This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo]


     Pioneer Funds Distributor, Inc.
     60 State Street
     Boston, Massachusetts 02109
     www.pioneerfunds.com

     1297 - 4645
     [Copyright symbol] Pioneer Funds Distributor, Inc.
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